UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2015

The WhiteWave Foods Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35708	46-0631061
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1225 Seventeenth Street, Suite 1000, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(303) 635-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 14, 2015, the stockholders of The WhiteWave Foods Company (“WhiteWave” or the “Company”) approved an amendment and restatement of the Company’s 2012 Stock Incentive Plan (as so amended, the “Plan”) to, among other things, increase the number of shares of the Company’s common stock available for awards under the Plan by 6,850,000 shares. The Plan’s terms are substantially the same other than the increase in the shares available for awards and the addition of provisions that:

•	would establish that the following categories of shares will not be added back to the share pool: (i) shares tendered or withheld in payment of the exercise price of an option or SAR, (ii) shares delivered to or withheld by the Company for the payment of withholding taxes related to an award and (iii) shares subject to an option or SAR that are not issued or delivered upon the net exercise of such option or SAR (although other shares subject to an award that for any reason does not result in the issuance of shares will be added back to the pool of shares available for future awards); and

•	provide for double trigger vesting upon a change in control of all performance-based awards that are assumed or continued following the change in control.

In addition, the expiration date of the Plan was extended to March 13, 2025.

The material terms of the Plan were described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2015 under the caption “Proposal Two: Approval of the Amendment and Restatement of The WhiteWave Foods Company 2012 Stock Incentive Plan.” The above description is qualified in its entirety by the full text of the Plan, set forth in Exhibit 10.1, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

WhiteWave held its 2015 annual meeting of stockholders on May 14, 2015, and the following number of votes was cast for each proposal, as indicated. The following voting results are final.

1.	The stockholders elected two directors, with each director elected to serve a one-year term ending at WhiteWave’s 2016 annual meeting of stockholders. The votes regarding this proposal were as follows:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Mary E. Minnick	129,065,757	4,367,808	649,797	21,383,063

Doreen A. Wright	131,868,958	1,564,972	649,432	21,383,063

2.	The stockholders approved the Plan. The votes regarding this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

125,971,371	7,216,858	895,133	21,383,063

3.	The stockholders ratified the appointment of Deloitte & Touche LLP as WhiteWave’s independent auditor for fiscal 2015. The votes regarding this proposal were as follows:

FOR	AGAINST	ABSTAIN

153,853,284	830,743	782,398

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 The WhiteWave Foods Company Amended and Restated 2012 Stock Incentive Plan (filed as Annex A to the Company’s Definitive Proxy Statement filed on April 1, 2015 and incorporated herein by reference thereto).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The WhiteWave Foods Company

May 19, 2015	By:	/s/ Roger E. Theodoredis

Name: Roger E. Theodoredis
Title: Executive Vice President, General Counsel & Corporate Secretary